EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Case Financial, Inc. (the "Company") on Form 10-K for the period ending September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael Schaffer, Chief Executive Officer of the Company, and Lawrence Schaffer, Chief Financial Officer of the Company, respectively certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Michael Schaffer
Michael Schaffer Chief Executive Officer January 13, 2010

/s/ Lawrence Schaffer
Lawrence Schaffer Chief Financial Officer January 13, 2010